Exhibit 99.2
Supplemental One-Column Financial Statement Information

Adjusted revenues, Adjusted profit & Adjusted EPS
For the nine months ended September 30, 2021 (in billions)
	As reported				One-column (consolidated)
	Industrial	Capital	Elims	Consolidated	Industrial	Capital	Elims	Consolidated

Total Revenues (GAAP)	$51.6	$2.5	$(0.3)	$53.8	$51.6	$2.3	$—	$53.9
Industrial revenues	51.6	—	—	51.6	51.6	—	—	51.6
Insurance	—	2.3	—	2.3	—	2.3	—	2.3
Other Capital(a)	—	0.1	(0.2)	(0.1)	—	—	—	—

Less: Insurance revenues(b)					—	2.3	—	2.3
Adjusted revenues (Non-GAAP)					$51.6	$—	$—	$51.6

Adjusted Industrial profit (Non-GAAP)(c)	$3.1	$—	$—	$3.1	$3.1	$—	$—	$3.1

Add: Capital earnings before interest, taxes & non-operating benefit costs(d)					—	0.3	(0.1)	0.2
Add: Energy Financial Services (EFS) interest, taxes & noncontrolling interests(e)					—	0.2	—	0.2

Less: Insurance earnings before interest & taxes(b)					—	0.4	—	0.4
Adjusted profit (Non-GAAP)					$3.1	$—	$(0.1)	$3.0

Adjusted profit margin (Non-GAAP)								6%

Adjusted EPS (Non-GAAP)(c)	$1.42	$(0.22)	$—	$1.20	$1.42	$(0.22)	$—	$1.20

Less: Insurance EPS(b)					—	0.30	—	0.30
Adjusted EPS (Non-GAAP)(f)					$1.42	$(0.53)	$—	$0.89

(a) Other Capital revenues comprise interest and investment income, equity method investment income, derivative instruments and financing receivables income. It is reclassed to Other Income given the nature of these items.

(b) Insurance is a run-off business, does not support our Industrial business and is required to maintain statutory capital levels. For these reasons, Insurance is excluded from adjusted revenues*, adjusted profit* and adjusted EPS* metrics.

(c) Please refer to pages 2 and 3 for non-GAAP reconciliations, as presented in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.
(d) Non-operating benefit costs are excluded in line with adjusted Industrial profit*.
(e) EFS interest & taxes are included in adjusted profit* as both are central to its business model. Noncontrolling interests is excluded in line with adjusted Industrial profit*.
(f) Maintaining Adjusted EPS nomenclature in one-column reporting.

Free Cash Flows (FCF)
For the nine months ended September 30, 2021 (in billions)
	As reported	One-column (consolidated)
	Industrial	Industrial	Capital	Elims	Consolidated

CFOA (GAAP)	$(0.8)	$(0.8)	$(3.0)	$2.3	$(1.5)
Add: Additions to property, plant and equipment	(0.9)	(0.9)	—	—	(0.9)
Add: Additions to internal-use software	(0.1)	(0.1)	—	—	(0.1)

Less: GE Pension Plan funding	—	—	—	—	—
Less: CFOA impact from factoring programs discontinued as of Apr 1, 2021	(3.1)	(3.1)	—	—	(3.1)
Less: taxes related to business sales	—	—	—	—	—

Less: Insurance CFOA(a)	—	—	—	—	—
Less: CFOA impact from receivables factoring & supply chain finance eliminations(b)	—	—	—	2.4	2.4

Free Cash Flows (Non-GAAP)	$1.3	$1.3	$(3.0)	$(0.1)	$(1.8)

(a) Insurance is a run-off business, does not support our Industrial business and is required to maintain statutory capital levels. As such, its cash is subject to regulatory restrictions and not available for redeployment. It is presented as part of our All other assets balance.

(b) We believe that GE free cash flows should exclude supply chain and factoring elimination activities as this most accurately reflects the company both on a comparative and on a go-forward basis. While GE Capital facilitated factoring and supply chain programs for our Industrial segments, GE Industrial made working capital decisions independently from GE Capital. Further, GE Industrial completed its transition out of the GE Capital supply chain finance program and expects to effectively complete our exit from all on-book factoring programs by the end of 2021. Therefore, we expect no future elimination activity related to these programs.

Amounts may not add due to rounding.
*Non-GAAP Financial Measure

The following Non-GAAP reconciliations were previously presented in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2021.

ADJUSTED GE INDUSTRIAL PROFIT AND PROFIT MARGIN	Nine months ended September 30
(EXCLUDING CERTAIN ITEMS) (NON-GAAP) (In millions)	2021	2020	V%
GE Industrial total revenues (GAAP)	$51,637	$52,828	(2)%

Costs
GE Industrial total costs and expenses (GAAP)	$52,348	$56,943	(8)%
Less: GE Industrial interest and other financial charges	753	1,016
Less: debt extinguishment costs	645	63
Less: non-operating benefit costs	1,376	1,815
Less: restructuring & other	402	523
Less: Steam asset impairment	—	363
Less: SEC settlement charge	—	100
Less: goodwill impairments	—	728
Add: noncontrolling interests	22	(161)
Adjusted GE Industrial costs (Non-GAAP)	$49,194	$52,174	(6)%

Other Income
GE Industrial other income (GAAP)	$1,760	$8,481	(79)%
Less: gains (losses) on equity securities	1,256	(4,527)
Less: restructuring & other	7	—
Less: gains (losses) on purchases and sales of business interests	(159)	12,431
Adjusted GE Industrial other income (Non-GAAP)	$656	$577	14%

GE Industrial profit (loss) (GAAP)	$1,048	$4,366	(76)%
GE Industrial profit (loss) margin (GAAP)	2.0%	8.3%	(6.3)pts

Adjusted GE Industrial profit (loss) (Non-GAAP)	$3,099	$1,231	F
Adjusted GE Industrial profit (loss) margin (Non-GAAP)	6.0%	2.3%	3.7pts

We believe that adjusting industrial profit to exclude the effects of items that are not closely associated with ongoing operations provides management and investors with a meaningful measure that increases the period-to-period comparability. Gains (losses) and restructuring and other items are impacted by the timing and magnitude of gains associated with dispositions, and the timing and magnitude of costs associated with restructuring and other activities.

Amounts may not add due to rounding.

ADJUSTED EARNINGS (LOSS) PER SHARE (EPS)	Nine months ended September 30
(NON-GAAP) (In dollars)	2021	2020	V%
Consolidated EPS from continuing operations attributable to GE common shareholders (GAAP)	$—	$3.52	U
Add: Accretion of redeemable noncontrolling interests (RNCI)	(0.01)	(0.13)
Less: GE Capital EPS from continuing operations attributable to GE common shareholders (GAAP)	(0.81)	(0.63)
GE Industrial EPS (Non-GAAP)	$0.80	$4.02	(80)%
Non-operating benefits costs (pre-tax) (GAAP)	(1.25)	(1.66)
Tax effect on non-operating benefit costs	0.26	0.35
Less: non-operating benefit costs (net of tax)	(0.99)	(1.31)
Gains (losses) on purchases and sales of business interests (pre-tax)	(0.14)	11.36
Tax effect on gains (losses) on purchases and sales of business interests	0.03	(1.14)
Less: gains (losses) on purchases and sales of business interests (net of tax)	(0.12)	10.21
Restructuring & other (pre-tax)	(0.36)	(0.48)
Tax effect on restructuring & other	0.03	0.11
Less: restructuring & other (net of tax)	(0.33)	(0.37)
Steam asset impairments (pre-tax)	—	(0.33)
Tax effect on Steam asset impairments	—	0.03
Less: Steam asset impairments (net of tax)	—	(0.30)
Gains (losses) on equity securities (pre-tax)	1.14	(4.14)
Tax effect on gains (losses) on equity securities	0.14	0.85
Less: gains (losses) on equity securities (net of tax)	1.29	(3.28)
Goodwill impairments (pre-tax)	—	(0.67)
Tax effect on goodwill impairments	—	(0.02)
Less: goodwill impairments (net of tax)	—	(0.69)
Debt extinguishment costs (pre-tax)	(0.59)	(0.06)
Tax effect on debt extinguishment costs	0.12	0.01
Less: debt extinguishment costs (net of tax)	(0.46)	(0.05)
Less: SEC settlement charge (pre-tax and net of tax)	—	(0.09)
Less: Accretion of RNCI (pre-tax and net of tax)	(0.01)	(0.13)
Less: GE Industrial U.S. tax reform enactment adjustment	—	(0.05)
Adjusted GE Industrial EPS (Non-GAAP)	$1.42	$0.07	F

GE Capital EPS from continuing operations attributable to GE common shareholders (GAAP)	$(0.81)	$(0.63)	(29)%
Debt extinguishment costs (pre-tax)	(0.70)	(0.13)
Tax effect on debt extinguishment costs	0.15	0.02
Less: debt extinguishment costs (net of tax)	(0.55)	(0.11)
Less: GE Capital tax benefit related to BioPharma sale	—	0.09
Less: GE Capital tax loss related to GECAS sale	(0.04)	—
Less: GE Capital U.S. tax reform enactment adjustment	0.01	—
Adjusted GE Capital EPS (Non-GAAP)	$(0.22)	$(0.61)	64%

Adjusted GE Industrial EPS (Non-GAAP)	$1.42	$0.07	F
Add: Adjusted GE Capital EPS (Non-GAAP)	(0.22)	(0.61)	64%
Adjusted EPS (Non-GAAP)	$1.20	$(0.55)	F

Earnings-per-share amounts are computed independently. As a result, the sum of per-share amounts may not equal the total.
The service cost of our pension and other benefit plans are included in adjusted earnings (loss)*, which represents the ongoing cost of providing pension benefits to our employees. The components of non-operating benefit costs are mainly driven by capital allocation decisions and market performance, and we manage these separately from the operational performance of our businesses. Gains (losses) and restructuring and other items are impacted by the timing and magnitude of gains associated with dispositions, and the timing and magnitude of costs associated with restructuring and other activities. We believe that the retained costs in Adjusted earnings (loss)* provides management and investors a useful measure to evaluate the performance of the total company, and increases period-to-period comparability. We believe that presenting Adjusted Industrial earnings (loss)* separately for our financial services businesses also provides management and investors with useful information about the relative size of our industrial and financial services businesses in relation to the total company.

Amounts may not add due to rounding.
*Non-GAAP Financial Measure
3